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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2002

Specialty Laboratories, Inc. (Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-16217 (Commission File Number)	95-2961036 (IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California (Address of principal executive offices)		90404 (Zip Code)

Registrant's telephone number, including area code (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 5    OTHER EVENTS

        On June 18, 2002 Specialty Laboratories, Inc., (the "Registrant") announced a reduction in workforce totaling approximately 10% as part of an overall restructuring plan. The plan involves all areas and levels of the company.

        The Registrant anticipates reporting significant one-time charges in the second quarter of 2002 related to (i) the restructuring plan and (ii) costs associated with personnel-licensing and regulatory requirements.

        A copy of the press release issued by the Registrant on June 18, 2002 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits    The following document is filed as an exhibit to this report:

99.1	Press Release dated June 18, 2002.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.

Date: June 19, 2002	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

EXHIBIT INDEX

Exhibits    The following document is filed as an exhibit to this report:

99.1	Press Release dated June 18, 2002.

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  ITEM 5 OTHER EVENTS
  ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX